UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 27, 2022

HMN Financial, Inc.
(Exact Name of Registrant as Specified in its Charter)

Delaware	0-24100	41-1777397
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1016 Civic Center Drive Northwest Rochester, Minnesota	55901
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code (507) 535-1200

______________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:
Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	HMNF	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02.        Results of Operation and Financial Condition.

On January 27, 2022, HMN Financial, Inc. (the “Company”) issued a press release (the “Press Release”) that included financial information for its quarter and full year ended December 31, 2021, a dividend declaration and announcement of its annual meeting. A copy of the Press Release is attached as Exhibit 99 to this Form 8-K and incorporated by reference into this Item 2.02. The information included in the Press Release is to be considered furnished under the Securities Exchange Act of 1934, as amended.

Item 9.01.        Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description
99	Press Release dated January 27, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HMN Financial, Inc.
(Registrant)

Date: January 27, 2022	/s/ Jon Eberle
Jon Eberle
Senior Vice President,
Chief Financial Officer and Treasurer

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